UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
Specialty Underwriters’ Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
April [  ], 2009
Dear Stockholders:
     It is my pleasure to invite you to our 2009 annual stockholders meeting. The meeting will be held on May 5, 2009 at 9:00 a.m. local time at 222 South Riverside Plaza, 19th Floor, in the Lake County Room, Chicago, IL 60606.
     On the following pages you will find the formal notice of the annual meeting and proxy materials. Only stockholders of record of the Company’s common stock, $.01 par value per share, or the Common Stock, at the close of business on March 25, 2009 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Holders of the Company’s Class B common stock, $.01 par value per share, or the Class B Shares, are not entitled to vote on the matters to be presented at the meeting. The vote of each stockholder entitled to vote at the meeting is important. Please be sure to mark, sign and return the enclosed WHITE proxy card so that your shares will be represented. Even if you have executed a proxy, you may still attend the annual meeting and vote your shares in person. In addition to casting your ballot for the items to be voted upon, you will be afforded an opportunity to ask questions and express your views on our operations.
     I appreciate the continuing interest and support of our stockholders and look forward to seeing many of you at the annual meeting.

Sincerely,

Courtney C. Smith
President, Chief Executive Officer and Chairman of the Board of Directors

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SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

Notice of Annual Meeting of Stockholders
to be held On May 5, 2009

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Specialty Underwriters’ Alliance, Inc. (the “Company”) will be held on May 5, 2009 at 222 South Riverside Plaza, 19th Floor, in the Lake County Room, Chicago, IL 60606 at 9:00 a.m. local time for the following purposes:
1.	to elect seven directors for a term of one year (see page 2 of the proxy statement);

2.	to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009 (see page 5 of the proxy statement); and

3.	to transact such other business as may properly come before the meeting, or any adjournment thereof.
     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record of the Company’s common stock, $.01 par value per share (“Common Stock”), at the close of business on March 25, 2009 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Holders of the Company’s Class B common stock, $.01 par value per share (“Class B Shares”), are not entitled to vote on the matters to be presented at the meeting.
     Our Board of Directors intends to nominate for election as directors the seven (7) persons named in Proposal No. 1 in the proxy statement accompanying this Notice, each of whom is currently serving as a director of the Company. We believe that the Company’s current Board of Directors has the independence, knowledge and commitment to navigate the Company during the current financial turmoil and to deliver value for its stockholders. Please note that Hallmark Financial Services, Inc. and certain affiliated entities (the “Hallmark Entities”) have provided notice that they intend to nominate their own slate of three (3) nominees for election as directors at the annual meeting and solicit proxies for use at the annual meeting to vote in favor of their own slate in opposition to some of the nominees named in Proposal No. 1. We do not endorse the election of any of the Hallmark Entities’ nominees as director. You may receive proxy solicitation materials from the Hallmark Entities or other persons or entities affiliated with them, including an opposition proxy statement and proxy card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE HALLMARK ENTITIES. Even if you have previously signed a proxy card sent by the Hallmark Entities, you have the right to change your vote by using the enclosed WHITE proxy card to vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted. We urge you to disregard any proxy card sent to you by the Hallmark Entities or any person other than Specialty Underwriters’ Alliance, Inc.
     If you have any questions or require any assistance with voting your shares, please contact:
THE ALTMAN GROUP
1200 Wall Street West, 3rd Fl.
Lyndhurst, NJ 07071
Call Toll-Free (866) 620-5668
Banks or Brokers Call Collect (201) 806-7300
Email: proxyinfo@altmangroup.com

By order of the Board of Directors
/s/ Courtney C. Smith
Chairman of the Board of Directors
Dated: April [ ], 2009 Chicago, IL

IMPORTANT:
REGARDLESS OF HOW MANY SHARES OF COMMON STOCK YOU OWN AS OF THE RECORD DATE, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

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SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
222 SOUTH RIVERSIDE PLAZA
CHICAGO, IL 60606

PROXY STATEMENT

     Your Proxy is being solicited by the Board of Directors (the “Board”) of Specialty Underwriters’ Alliance, Inc., a Delaware corporation (the “Company”), for use at the upcoming Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 5, 2009, at 222 South Riverside Plaza, 19th Floor, in the Lake County Room, Chicago, IL 60606 at 9:00 a.m. local time, or any adjournment thereof.
     Each of the Company’s stockholders of record will receive a copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 (the “Annual Report”), which includes the Company’s Annual Report on Form 10-K (excluding exhibits) as filed with the Securities and Exchange Commission, or the SEC. It is intended that this Proxy Statement, the enclosed WHITE proxy card and the Company’s Annual Report will first be sent or given to stockholders on or about April [ ], 2009. Additionally, you can access a copy of the Annual Report to Stockholders and this Proxy Statement, including form of proxy card, on the Company’s website at www.suainsurance.com.
     The Company has received notice from Hallmark Financial Services, Inc., and certain affiliated entities (collectively, the “Hallmark Entities”) of their intention to nominate three (3) nominees (collectively, the “Hallmark Nominees”) for election to the Company’s Board of Directors at the Annual Meeting. The Hallmark Nominees are not endorsed by our Board of Directors. We urge stockholders NOT to vote any proxy card that you may receive from the Hallmark Entities. Our Board of Directors urges you to vote FOR ALL of our nominees for director: Robert E. Dean, Raymond C. Groth, Peter E. Jokiel, Paul A. Philp, Courtney C. Smith, Robert H. Whitehead and Russell E. Zimmermann.
     Although we are responsible for the accuracy of information contained in this Proxy Statement, we are not responsible for the accuracy of any information provided by or relating to the Hallmark Entities contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Hallmark Entities or any other statements that the Hallmark Entities may otherwise make. The Hallmark Entities choose which stockholders receive their proxy solicitation materials.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR 2009 ANNUAL MEETING OF STOCKHOLDERS
Q:	Why am I receiving these materials?

A:	The Board of Directors of Specialty Underwriters’ Alliance is providing these proxy materials to you in connection with our Annual Meeting, which will take place on May 5, 2009. As a stockholder, you are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. The 2008 Annual Report, which includes the Company’s audited consolidated financial statements, is also enclosed.

Q:	What proposals will be voted on at the Annual Meeting?

A:	Stockholders will vote on two proposals at the Annual Meeting:
•	the election of seven (7) directors to serve on our Board of Directors for a one-year term (Proposal No. 1);

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009 (Proposal No. 2); and

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
•	we will also consider other business that may properly come before the Annual Meeting, or any adjournment thereof.
Q:	How many directors can I vote for?

A:	Our Board consists of seven (7) directors. Stockholders can vote for up to seven (7) nominees for election to the Board.

Q:	How does the Board recommend I vote on these proposals?

A:	The Company’s Board of Directors recommends that you vote your shares:
•	“FOR ALL” of the Board’s nominees for director (Proposal No. 1); and

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2).
Q:	What should I do if I receive a proxy card from the Hallmark Entities?

A:	The Hallmark Entities have provided notice that they intend to nominate their own slate of three (3) nominees for election as directors at the Annual Meeting and solicit proxies for use at the Annual Meeting to vote in favor of their own slate in opposition to some of the nominees named in Proposal No. 1. You may receive proxy solicitation materials from the Hallmark Entities, including an opposition proxy statement and proxy card. OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE HALLMARK ENTITIES. Even if you have previously signed a proxy card sent by the Hallmark Entities, you have the right to change your vote by following the instructions on the WHITE proxy card to vote by signing, dating and mailing the enclosed WHITE proxy card in the provided envelope with postage prepaid. Only the latest dated proxy you submit will be counted. We urge you to disregard any gold proxy card sent to you by the Hallmark Entities or any person other than the Company.

Q:	Who is entitled to vote?

A:	Stockholders of record as of the close of business on March 25, 2009, (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

Q:	How many shares can vote?

A:	At the close of business on the Record Date, 14,437,355 shares of common stock, $.01 par value per share, (the “Common Stock”), were outstanding and entitled to vote. As of the Record Date, the Company also had issued and outstanding [1,368,562] shares of Class B common stock, $.01 par value per share, (the “Class B Shares”). Holders of Common Stock are entitled to one vote per share on all matters to be presented at the Annual Meeting. Holders of Class B Shares are not entitled to vote on the matters to be presented at the Annual Meeting. All references to “you,” “your,” “yours” or other words of similar import in this proxy statement refers to the holders of Common Stock and all references to “shares” in this proxy statement refers to shares of our Common Stock. To our knowledge, no person owned beneficially more than 5% of the outstanding common shares except as otherwise noted on page 27.

Q:	What shares can I vote?

A:	You may vote all shares of the Company’s Common Stock owned by you as of the close of business on the record date of March 25, 2009. You may cast one vote per share that you held as of the close of business on the Record Date. A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at Specialty Underwriters’ Alliance, Inc. offices at 222 South Riverside Plaza, Suite 1600, Chicago, Illinois, 60606 for a period of at least 10 days prior to the annual meeting.

Q:	How can I vote my shares at the annual meeting?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, and the proxy materials and WHITE proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the enclosed WHITE proxy card or vote using the ballot provided at the Annual Meeting. Most stockholders of the Company hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than

2	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
directly in their own name. If you hold your shares in street name, you are a “beneficial holder,” and the proxy materials are being forwarded to you by your broker, bank or other nominee together with a WHITE voting instruction card. Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below to ensure that your shares are represented at the Annual Meeting.

Q:	How do I obtain directions to attend the Annual Meeting in person?

A:	You may contact Investor Relations at (312) 277-1600 or contact InvestorRelations@SUAInsurance.com to obtain directions to the Annual Meeting.

Q:	What do I need for admission to the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on March 25, 2009, or you hold a valid proxy for the Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting. You should be prepared to present photo identification for admission. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned the Company’s Common stock as of the Record Date, a copy of the WHITE voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you are the stockholder of record or hold your shares in street name, you may direct your vote without attending the Annual Meeting by completing and mailing your WHITE proxy card or WHITE voting instruction card in the enclosed pre-paid envelope. If your shares are held in street name, your WHITE voting instruction card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Section 212(c)(2) of the Delaware General Corporation Law.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	If your shares are registered differently or are held in more than one account, you will receive a WHITE proxy card or WHITE voting instruction card for each account. To ensure that all of your shares are voted, please use all the WHITE proxy cards and WHITE voting instruction cards you receive to vote your shares by signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction card for each account in the postage-paid envelope provided. As previously noted, the Hallmark Entities have provided notice that they intend to nominate their own slate of three (3) nominees for election as directors at the Annual Meeting and solicit proxies for use at the Annual Meeting to vote in favor of their own slate in opposition to some of the nominees named in Proposal No. 1. As a result, you may receive proxy cards from both the Hallmark Entities and the Company. Only the latest dated proxy you submit will be counted.

OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE HALLMARK ENTITIES. Even if you have previously signed a proxy card sent by the Hallmark Entities, you have the right to change your vote by re-voting by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted. We urge you to disregard any gold proxy card sent to you by the Hallmark Entities.

Q:	How will my shares be voted if I return a blank WHITE proxy card?

A:	If you are a stockholder of record, and you sign and return a WHITE proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters listed in the notice for the Annual Meeting, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares in street name and do

2009 Proxy Statement	3
Specialty Underwriters’ Alliance, Inc.

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not provide your broker with voting instructions (including by returning a blank WHITE voting instruction card), your shares may be treated as “broker non-votes” and may not be counted in connection with certain matters (as described below).

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by: (1) delivering to the Company (Attention: Corporate Secretary) at the address on the first page of this proxy statement a written notice of revocation of your proxy; (2) delivering to the Company an authorized proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the outstanding shares of Common Stock entitled to vote must be present in person or represented by proxy. In accordance with Delaware law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Q:	What if a quorum is not present at the meeting?

A:	If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxy holders will vote all shares for which they have authority to vote in their discretion with respect to such adjournment.

Q:	What vote is required to approve each of the proposals?

A:	The Company’s bylaws provide that directors will be elected by a plurality of the votes cast at the annual meeting, meaning that the seven (7) nominees receiving the most votes will be elected. Only votes cast “FOR” a nominee will be counted. Instructions on the accompanying WHITE proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees. Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees. The proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal. Unless indicated otherwise by your WHITE proxy card, your shares will be voted “FOR ALL” of the seven (7) nominees named in Proposal No. 1 in this proxy statement and “FOR” Proposal No. 2.

Q:	What effect do abstentions and broker non-votes have on the proposals?

A:	In all matters other than the election of directors, abstentions have the same effect as votes “AGAINST” a matter. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. However, in the event that the Hallmark Entities commence a proxy contest by mailing their proxy statement and gold proxy card, a broker will not be entitled to vote shares held for a beneficial owner on such items absent instructions from the beneficial owners of such shares. Thus, in the event of a proxy contest, if you do not give your broker specific instructions, your shares will not be voted on these matters and will not count for purposes of determining whether a quorum exists. We urge you to provide instructions to your broker so that your votes may be counted on these matters. You should vote your shares by following the instructions provided on the WHITE voting instruction card and returning your WHITE voting instruction card to your broker to ensure that your shares are voted on your behalf.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	If you grant a proxy on the WHITE proxy card, the persons named as proxy holders, Courtney C. Smith, Peter E. Jokiel, and Scott W. Goodreau, will have the discretion to vote your shares on any additional matters

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Specialty Underwriters’ Alliance, Inc.

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properly presented for a vote at the meeting. Other than the matters and proposals described above and elsewhere in this proxy statement, we have not received notice of any other business to be acted upon at the Annual Meeting.

Q:	Who will count the votes?

A:	A representative of [IVS Associates, Inc. OR Corporate Election Services, Inc.], an independent voting services company, will tabulate the votes and act as Inspector of Elections.

Q:	Where can I find the voting results of the annual meeting?

A:	The Company will announce preliminary voting results at the Annual Meeting and publish final results in the Company’s quarterly report on Form 10-Q for the second quarter of fiscal 2009, if it has not published a report containing such information at an earlier date.

Q:	What’s the cost of soliciting proxies for the annual meeting? Who will bear the cost of soliciting proxies for the annual meeting?

A:	The Company is making this solicitation and will bear all related cost. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone. Arrangements also may be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We have engaged The Altman Group, Inc., (the “Proxy Solicitor”), to distribute proxies and assist in the solicitation of proxies. We will pay the Proxy Solicitor a fee of up to $50,000, plus reasonable expenses, for these services. We have been advised that approximately 25 of the Proxy Solicitor’s employees will be involved in the proxy solicitation. The total cost of this proxy solicitation is estimated to be $[ ]. To date, we have expended approximately $[ ] in furtherance of this solicitation.

Q:	May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?

A:	Yes. The following requirements apply to stockholder proposals, including director nominations, for the 2010 annual meeting of stockholders.

Requirements for Stockholder Proposals to be considered for Inclusion in Proxy Materials:

Stockholders interested in submitting a proposal (other than the nomination of directors) for inclusion in the proxy materials to be distributed by us for the 2010 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, stockholder proposals must be received at our principal executive offices no later than the close of business on [December 2], 2009, which is the 120th day prior to the first anniversary of the date that we released the proxy statement to our stockholders for our 2009 Annual Meeting. Any notice of stockholder proposals received after that date will be considered untimely. To be included in our proxy materials, your proposal must also comply with the Company’s bylaws and SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2010 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2010 annual meeting of stockholders. Proposals should be sent to the Company’s Corporate Secretary at Specialty Underwriters’ Alliance, Inc., 222 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606.

Copy of Bylaws:

Stockholders of record may also nominate directors or make proposals at the 2010 Annual Meeting if such nomination or proposal complies with the notice requirements of the Company’s bylaws. To obtain a copy of the Company’s bylaws at no charge, you may write to the Company’s Corporate Secretary at the above address. A current copy of the bylaws is also available on our corporate website at www.suainsurance.com. The bylaws may be found on our website as follows: from our main web page, first highlight (point to) the tab labeled “Investor Relations”, then click on the heading “Corporate Governance” which drops down. After the Corporate Governance page loads, click on “Bylaws” under the “Governance Documents” heading.

2009 Proxy Statement	5
Specialty Underwriters’ Alliance, Inc.

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Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:	As permitted by applicable law, only one copy of the proxy materials, which include the proxy statement and the 2008 Annual Report, is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the proxy materials. The Company will promptly deliver within 30 days, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. If you are a stockholder at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of this proxy statement and/or the 2008 Annual Report please submit your request by mail to Investor Relations, Specialty Underwriters’ Alliance, Inc., 222 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606 or by calling (312) 277-1600. If you desire to receive a separate proxy statement and/or annual report in the future, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, submit a request in writing to American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 or by calling (712) 921-8200.

If you are the beneficial owner, but not the record holder, of shares of our Common Stock, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and our 2008 Annual Report to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2008 Annual Report to a beneficial holder at a shared address to which a single copy of the documents was delivered. If you are a beneficial owner at a shared address to which only one copy of the proxy materials was delivered and you desire to receive a separate proxy statement and/or annual report in the future, or if you are a beneficial owner at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future you will need to contact your broker, bank or other nominee to request such change.

Q:	Are proxy materials for the 2008 Annual Meeting available electronically?

A:	Yes, this is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2009. This proxy statement and the Company’s 2008 Annual Report are available electronically at www.suainsurance.com.

Q:	Who can I contact if I have questions or need assistance in voting my shares?

A:	Please contact The Altman Group, the firm assisting the Company in the solicitation of proxies at:
THE ALTMAN GROUP, INC.
1200 Wall Street West, 3rd Fl.
Lyndhurst, NJ 07071
Call Toll-Free (866) 620-5668
Banks or Brokers Call Collect (201) 806-7300
Email: proxyinfo@altmangroup.com

6	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
PROPOSAL ONE: ELECTION OF DIRECTORS
     Pursuant to the Company’s Amended and Restated Certificate of Incorporation and its Amended and Restated Bylaws, the director nominees elected at this Annual Meeting will serve one-year terms that expire upon the date of the next annual meeting or until such time as their respective successors are duly elected and qualified. The authorized number of directors is presently seven. Pursuant to its charter, a copy of which is available at www.suainsurance.com, the Nominating and Corporate Governance Committee has recommended to the Board and the Board has nominated each of the current directors to stand for re-election to the Board of Directors. Each of the nominated Directors has agreed to serve as a nominee, has agreed to be named as a nominee in this proxy statement and has agreed to serve for an additional term if elected. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a director of the Company. If some unexpected occurrence should make necessary, in the Board’s judgment, the substitution of some other person or persons for these nominees, shares will be voted for such other persons as the Board may select. The Board is not aware of any facts or circumstances that would prevent any of the nominees from serving as a director.
NOMINEES FOR ELECTION
     The following table sets forth certain information with respect to each of the nominees:

		Served as a
Name	Age	Director Since
Robert E. Dean(1)(2)(5)	57	2004
Raymond C. Groth(2)(3)(5)	62	2004
Peter E. Jokiel(4)	61	2003
Paul A. Philp(2)(3)(5)	60	2005
Courtney C. Smith(4)	61	2003
Robert H. Whitehead(1)(4)	75	2004
Russell E. Zimmermann(1)(3)	68	2004

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee

(4)	Member of the Executive Committee

(5)	Member of the Strategic Review Committee
     All directors, if elected, will hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.
     Robert E. Dean has served as a director of Specialty Underwriters’ Alliance, Inc. since May 2004. Mr. Dean is a private investor. From October 2000 to December 2003, Mr. Dean was a Managing Director of Ernst & Young Corporate Finance LLC, a wholly owned broker-dealer subsidiary of Ernst & Young LLP, serving as member of the Board of Managers from December 2001 to December 2003. From June 1976 to September 2000, Mr. Dean was employed by Gibson, Dunn & Crutcher LLP, where he practiced corporate and securities law and represented numerous public and private companies and investment banks. Mr. Dean was Partner-in-Charge of the Orange County, California office from 1993 to 1996, was a member of the law firm’s Executive Committee from 1996 to 1999 and co-chaired its financial institutions practice related to banks, thrifts, mortgage and insurance companies.
     Raymond C. Groth has served as a director of Specialty Underwriters’ Alliance, Inc. since May 2004. Since March 2001, he has been an Adjunct Professor of Business Administration at The Fuqua School of Business, Duke University. From June 1994 to March 2001, Mr. Groth was managing director for First Union Securities, Inc., now called Wachovia Securities. Mr. Groth held several positions in the investment banking department of The First Boston Corporation, now called Credit Suisse, from September 1979 to March 1992. From June 1972 to August 1979, Mr. Groth was an associate with Cravath, Swaine & Moore LLP.
     Peter E. Jokiel has served as Chief Financial Officer, Treasurer and a director since the company’s inception. He was appointed as an Executive Vice President in June 2004. Mr. Jokiel has over 30 years experience in the

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insurance industry. From April 1997 to January 2001, Mr. Jokiel was President and Chief Executive Officer of CNA Financial Corporation’s life operations. From November 1990 to April 1997, he was Chief Financial Officer of CNA Financial Corporation, or CNA. Prior to that time, Mr. Jokiel served in various senior management positions at CNA and was an accountant at Touche Ross & Co. in Chicago. He is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Illinois Society of CPAs. Mr. Jokiel is a past member of the FASB Emerging Issues Task Force and the AICPA Insurance Companies Committee.
     Paul A. Philp has served as a director of Specialty Underwriters’ Alliance, Inc. since February 2005. He has over 30 years experience at the executive level in the insurance industry within multiple disciplines, including finance, operations, claims, technology and administration. Mr. Philp has served on the board of directors of various insurance related companies over the course of his career. Mr. Philp is currently a principal of Willowbrook Innovation Associates, an insurance consulting firm, and served as President, Chief Executive Officer and Chairman of the Board of Directors of AscendantOne, Inc. until 2003. In 1997, Mr. Philp founded Amherst Innovation Associates, an investment and technology consulting firm serving the insurance industry, and from 1992 until 1997 he served as President and Chief Financial Officer of AMS Services, an insurance technology vendor. From 1970 until 1992, Mr. Philp served as a Vice President of various subsidiaries of AIG.
     Courtney C. Smith has served as President, Chief Executive Officer and director since the Company’s inception. He was appointed as the Chairman of our board in May 2004. Mr. Smith has over 30 years of experience in the property and casualty insurance industry. Prior to joining us, from April 1999 to April 2002, Mr. Smith served as Chief Executive Officer and President of TIG Specialty Insurance, or TIG, a leading specialty insurance underwriter. From January 1993 to March 1999, Mr. Smith was Chairman, Chief Executive Officer and President of Coregis Group, Inc., an insurer specializing in program business consolidated from the various Crum & Forster companies. Prior thereto, he served in various executive positions at Industrial Indemnity, American International Group, or AIG, and Hartford Insurance Group. Mr. Smith is a member of the Society of Chartered Property and Casualty Underwriters, served on the advisory board of Illinois State University’s Katie Insurance School, was a member of the Board of Directors of the Alliance of American Insurers and was a trustee of American Institute of CPCU/ Insurance Institute of America.
     Robert H. Whitehead has served as a director of Specialty Underwriters’ Alliance, Inc. since August 2004. Mr. Whitehead has over 40 years of experience in the insurance business. From 1994 to 1997, he was a director of FHP Financial Corporation, a California HMO. From June 1993 to June 1995, Mr. Whitehead was Chief Executive Officer and President of the Hawaiian Insurance Guaranty Company, Ltd., where he successfully completed the rehabilitation and sale of that company on behalf of the state. From December 1963 to June 1993, Mr. Whitehead worked at Industrial Indemnity Company of San Francisco, California where he held a number of positions, including President and Chief Operating Officer. In addition, from 1955 to 1963 he held numerous insurance and reinsurance positions in London, New York, Montreal and Toronto. In the past he has been heavily involved in insurance hearings and other legislative activities at the state level in California. Mr. Whitehead has been an independent consultant since 1995.
     Russell E. Zimmermann has served as a director of Specialty Underwriters’ Alliance, Inc. since May 2004. He is a retired partner of Deloitte & Touche LLP, or Deloitte. Mr. Zimmermann was employed by Deloitte from March 1965 to May 2000. Mr. Zimmermann has 35 years of experience serving public and privately held companies in the insurance, manufacturing, banking, mutual fund and retail industries, including nearly 28 years serving as lead client services partner. He is a past member of the American Institute of Certified Public Accountants and the Illinois Society of Certified Public Accountants.
     Each of the nominees has served as a director during the fiscal year ended December 31, 2008. If voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.
     In the judgment of the Board of Directors, each of the following directors of the Company meets the standards for independence required by NASDAQ: Robert E. Dean, Raymond C. Groth, Paul A. Philp, Robert H. Whitehead and Russell E. Zimmermann.
The Board of Directors Recommends a Vote “For” the Election of Each Nominee Named Above.

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PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors of the Company has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm (“Independent Auditor”) for the Company for the fiscal year ending December 31, 2009. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.
AUDIT AND NON-AUDIT FEES
     The following table presents the fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s financial statements for the years ended December 31, 2008 and 2007 and fees billed for other services rendered by the firm during the periods:

	Actual Fees
	2008	2007
Audit Fees	$801,799	$1,165,896
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(1)	1,620	1,590

Total Fees	803,419	1,167,486

(1)	Represents fee paid to PricewaterhouseCoopers LLP for licensing its software product.
     Since becoming subject to the applicable independence rules, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s auditors was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The policy of the Audit Committee provides for pre-approval of the yearly audits and quarterly reviews. As individual engagements arise, they are approved on a case-by-case basis. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.
AUDIT COMMITTEE CONSIDERATION OF THESE FEES
     The Company’s Audit Committee has considered whether the provision of the services covered under the categories of “Audit Related Fees” and “All Other Fees” are compatible with maintaining the independence of PricewaterhouseCoopers LLP.
The Board of Directors of the Company Recommends a Vote “For” the
Ratification of the Appointment of PricewaterhouseCoopers LLP as the
Company’s Independent Registered Public Accounting Firm.
CORPORATE GOVERNANCE PRINCIPLES AND RELATED MATTERS
     Our Board has adopted a comprehensive set of corporate governance principles to reflect its commitment to corporate governance and the role of such principles in building and sustaining stockholder value. These principles are discussed more fully below and are set forth in our Corporate Governance Guidelines and Principles, our Code of Business Conduct and Ethics and the committee charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these documents, including each of the committee charters, is available under the heading “Corporate Governance” in the “Investor Relations” section of our website located at www.suainsurance.com or by written request to Specialty Underwriters’ Alliance, Inc., Investor Relations, 222 South Riverside Plaza, Suite 1600, Chicago, IL 60606. Our Board regularly reviews corporate governance developments and modifies our Corporate Governance Guidelines and Principles, our Code of Business Conduct and Ethics and the committee charters as warranted.

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     The Board has determined that each of its directors other than Messrs. Smith and Jokiel, including all those serving on each of the above referenced committees, meets the standards for independence as defined in the applicable SEC rules and applicable listing standards. The members of the Audit Committee also meet the independence standards of Section 10A(m)(3) of the Securities Exchange Act of 1934.
CORPORATE GOVERNANCE GUIDELINES AND PRINCIPLES
     Our Corporate Governance Guidelines and Principles sets forth overall standards and policies for the responsibilities and practices of our Board and its committees, including reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions; ensuring processes are in place for maintaining our Company’s integrity; assessing our major risks and reviewing options for their mitigation; selecting, monitoring and evaluating the performance of our board members and committees; selecting, evaluating and compensating our Chief Executive Officer and overseeing succession planning; and providing counsel and oversight on the selection, evaluation, development and compensation of senior management.
CODE OF BUSINESS CONDUCT AND ETHICS
     All of our employees, including our Chief Executive Officer, Chief Financial Officer and principal accounting officer, and our directors are required to comply with our Code of Business Conduct and Ethics. It is our intention to disclose any amendments to, or waivers from, any provisions of this code as it applies to our named executive officers and directors in a Form 8-K within five days of such amendment or waiver.
BOARD COMMITTEES
     The Board has established an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating and Corporate Governance Committee and a Strategic Review Committee.
Audit Committee
     Our current Audit Committee consists of Messrs. Zimmermann, Dean and Whitehead. The Board has determined that Mr. Zimmermann is an “audit committee financial expert” as defined by the applicable SEC rules. The Board has determined that all members of the Audit Committee are independent and satisfy the relevant SEC and NASDAQ independence requirements for members of the Audit Committee. We monitor the independence of members of the Audit Committee through the use of annual questionnaires and a requirement for committee members to inform the Company of any changes or developments during the year that may have a bearing on their independence. The principal responsibilities of the Audit Committee are:
•	to assist the Board in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information the Company provides to any governmental body or the public; the Company’s systems of internal controls, established by management and the Board, regarding finance, accounting, legal compliance and ethics; and the Company’s auditing, accounting and financial reporting processes generally;

•	to serve as an independent and objective body to monitor the Company’s financial reporting process and internal control system;

•	to select, evaluate and, when appropriate, replace the Company’s independent auditor; and

•	to review and appraise the audit efforts of the Company’s independent auditor and internal auditors; and to provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditors, and the Board.
     At least annually, the Audit Committee reviews the Audit Committee Charter. The charter was last amended in early 2008 and approved by the full board.
AUDIT COMMITTEE REPORT
     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s internal controls and financial reporting process. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

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     In this context, the Audit Committee has met and held discussions with management and the independent auditor. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles. Additionally, the Audit Committee has reviewed and discussed the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and the independent auditor’s evaluation of the Company’s internal controls over financial reporting with both management and the independent auditor. The Audit Committee discussed with the independent auditor matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380).
     The Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. Based upon the Audit Committee’s discussion with management and the independent auditor, the Audit Committee’s review of the representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.
The Audit Committee
Russell E. Zimmermann (Chair)
Robert E. Dean
Robert H. Whitehead
Compensation Committee
     Our current Compensation Committee consists of Messrs. Dean, Groth and Philp. Each member of the Compensation Committee is an independent director under applicable listing standards, an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee” director as defined in Rule 16b-3 under the Securities Exchange Act of 1934. We monitor the independence of members of the Compensation Committee through the use of annual questionnaires and a requirement for committee members to inform the Company of any changes or developments during the year that may have a bearing on their independence. The Board adopted a charter for the Compensation Committee in 2004. The Compensation Committee reviews the Compensation Committee Charter annually. The charter was last revised in 2007 and approved by the full board. The principal responsibilities of the Compensation Committee are:
•	to determine the level of compensation paid to our Chief Executive Officer;

•	to approve the level of compensation paid to the Company’s other executive officers;

•	to determine award grants under, and administer, our equity incentive plans and review and establish any and all other executive compensation plans adopted from time to time by the Company;

•	to ensure the Company’s executive officers are compensated effectively in a manner consistent with the Company’s stated compensation strategy, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies; and

•	to communicate to stockholders the Company’s compensation policies and the reasoning behind such policies, as required by the SEC.
     Robert Dean, as Chairman of the Compensation Committee, schedules the meetings of the committee and sets the agenda for each meeting. The Compensation Committee often invites members of management to attend part of its meetings to provide information and feedback concerning compensation issues. At each of the six meetings of the Compensation Committee in 2008, the committee met in executive session, at which no members of management were present, for at least part of the meeting. Although the Compensation Committee Charter allows the committee to delegate some or all of its duties to sub-committees comprised of one or more of its members, the Compensation Committee has never exercised this power. All actions of the committee have been taken by the full Compensation Committee.

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     Role of Executives in Establishing Compensation. Members of management are regularly invited to attend meetings of the Compensation Committee; however, members of management do not attend executive sessions of the committee. Courtney Smith, our Chief Executive Officer, provides recommendations directly to the Compensation Committee regarding the compensation to be paid to other officers, including all the other executive officers of the Company. In addition, the Company’s General Counsel assists the committee in setting agendas, gathering information and materials and drafting proposals, plans and memoranda.
     Compensation Consultant. Pursuant to its charter, the Compensation Committee is vested with the authority to retain advisors and approve such person’s fees and terms. During 2008, the Compensation Committee retained Frederic W. Cook & Co., Inc. to provide advice to the committee. Frederic W. Cook consults directly with, and reports directly to, the Compensation Committee and provides no other services to the Company. No other compensation consultants were retained by the Compensation Committee, the Board or management during 2008.
     Frederic W. Cook was retained in 2006 and 2007 principally to evaluate the Company’s current compensation programs and to make recommendations regarding potential changes to be implemented in the future. It currently provides the Compensation Committee with competitive data and business and technical considerations and provides information on industry and comparable company compensation trends when requested by the Compensation Committee. Frederic W. Cook & Co., Inc. does not recommend particular pay levels for particular executives, but does provide feedback to the Compensation Committee when requested on compensation issues related to the Company’s executives.
     Compensation Committee Interlocks and Insider Participation. Robert E. Dean, Raymond C. Groth and Paul A. Philp are members of the Compensation Committee. No committee member (i) was, during 2008, an officer or employee of the Company, (ii) was formerly an officer of the Company, or (iii) had any relationship requiring disclosure under the SEC’s rules governing disclosure of related person transactions (Item 404 of Regulation S-K). No executive officer of the Company served as a director or member of the compensation committee of another entity whose directors or executive officers served as a member of our Board or the Compensation Committee.
COMPENSATION COMMITTEE REPORT
     The Compensation Committee oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.
     In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Proxy Statement to be filed in connection with the Company’s 2009 Annual Meeting of Stockholders, each of which is filed with the SEC.
The Compensation Committee
Robert E. Dean (Chair)
Raymond C. Groth
Paul A. Philp
Executive Committee
     Our Executive Committee consists of Messrs. Whitehead, Jokiel and Smith. The principal duties of the Executive Committee are:
•	to exercise certain authority of the Board with respect to matters requiring action between meetings of the Board; and

•	to decide issues from time to time delegated by the Board.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee consists of Messrs. Groth, Philp and Zimmermann. Each member of this committee is an independent director under applicable SEC rules and applicable listing standards. We monitor the independence of members of the Nominating and Corporate Governance Committee

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through the use of annual questionnaires and a requirement for committee members to inform the Company of any changes or developments during the year that may have a bearing on their independence. The Board adopted a charter for the Nominating and Corporate Governance Committee in 2004. At least annually, the committee reviews is charter. The charter was last revised in 2007. The principal duties of the Nominating and Corporate Governance Committee are:
•	to recommend to the Board proposed nominees for election to the Board by the stockholders at annual meetings, including an annual review as to the re-nomination of incumbents and proposed nominees for election by the Board to fill vacancies which occur between stockholder meetings;

•	to develop and recommend to the Board a Code of Business Conduct and Ethics and to review the code at least annually;

•	to make recommendations to the Board regarding corporate governance matters and practices and to oversee an annual evaluation of the performance of the Board and management;

•	to annually evaluate this committee’s performance and charter; and

•	to approve certain related person transactions.
Strategic Review Committee
     During 2009, the Board established a Strategic Review Committee to assist the Board in fulfilling its responsibilities with respect to strategic planning. The members of the Strategic Review Committee are Messrs. Raymond C. Groth (Chair), Robert E. Dean and Paul A. Philp. The Committee’s responsibilities include:
•	to review and evaluate long-range objectives and the strategic business plan for the Company;

•	to meet with, and provide guidance to management with respect to the strategic planning process and initiatives to achieve the Company’s long-term financial and strategic objectives;

•	to review and consult with management regarding strategic options available to the Company, including with respect to possible acquisitions, mergers, divestitures, financings and changes in capital structure;

•	to review, evaluate and discuss with management potential inquiries or proposals received by the Company with respect to possible strategic transactions and the status thereof and the development of procedures for responding to such potential inquires or proposals;

•	to monitor and apprise the Board regarding significant developments and conditions in the insurance industry and capital markets that may have an impact upon the Company; and

•	to review and approve (or recommend approval by the full Board, as the case may be), any major corporate transactions outside the ordinary course of business, including potential debt equity financings, proposed mergers, acquisitions, divestitures or investments that may arise from time to time.
NOMINATION OF DIRECTORS
     The Board as a whole is responsible for nominating individuals for election to the Board by the stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board based upon the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. The Committee may consider suggestions for potential directors from other directors and stockholders.
     Stockholders who wish to recommend a nominee to the Committee should send nominations directly to the Secretary of the Company that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee’s name and business experience. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. To recommend a nominee for the 2010 annual election of directors, the Secretary of the Company must receive your recommendation no later than [December 2], 2009.
     We did not receive any recommended nominees for director from any of our stockholders, non-management directors, executive officers or third-party search firms for this meeting. We do not currently pay any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees for director.
     In evaluating a person as a potential nominee to serve as a director of the Company, the Nominating and Corporate Governance Committee considers, among other factors, the following:
•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Company, its management or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing companies;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a director of the Company;

•	the contribution which the person can make to the Board and the Company, with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating and Corporate Governance Committee may consider relevant; and

•	the character and integrity of the person.
     The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation

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and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.
     There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.
BOARD AND COMMITTEE MEETINGS
     For the fiscal year ended December 31, 2008, there were nine meetings of the Board, four meetings of the Audit Committee, six meetings of the Compensation Committee, four meetings of the Nominating and Corporate Governance Committee and one meeting of the Executive Committee. All of our directors attended, either in person or electronically, 100% of the meetings of the Board and the committees on which they served in fiscal year 2008. The Board encourages interaction with Company stockholders, and recognizes that annual stockholder meetings of the Company provide a venue whereby stockholders can access and interact with members of the Board. Accordingly, all members of the Board are encouraged to attend the Company’s annual stockholder meeting. All Board members attended the 2008 annual meeting.
     The non-management directors of our Board meet in executive session several times during the year, generally at regularly scheduled meetings of the Board or as considered necessary or appropriate. A presiding director is chosen by the non-management directors to preside at each meeting and does not need to be the same director at each meeting.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS
     The following table provides information on compensation for non-employee directors who served during 2008:
2008 Non-Employee Director Compensation Table

	Fees Earned or	Stock	Option
Name	Paid in Cash($)	Awards($)(7)	Awards($)(1)		Total($)
Robert E. Dean	$81,500	$13,620	$3,738	(2)	$98,858
Russell E. Zimmermann	78,250	13,620	3,738	(3)	$95,608
Raymond C. Groth	74,250	13,620	3,738	(4)	$91,608
Robert H. Whitehead	69,500	13,620	3,738	(5)	$86,858
Paul A. Philp	66,500	13,620	5,231	(6)	$85,351

(1)	The option award expense is based on grant date fair value of options which vested in 2008 using the binomial lattice option pricing model under FAS 123R. See Note 7 to the financial statements included in the Company’s Annual Report on Form 10-K, filed with the SEC for more information regarding the assumptions used to calculate grant date fair value.

(2)	Mr. Dean had 20,000 options outstanding as of December 31, 2008 of which 10,000 shares were granted on November 17, 2004 and 10,000 shares were granted on May 13, 2005 with each grant vesting equally on the first three anniversaries of the date of grant.

(3)	Mr. Zimmermann had 20,000 options outstanding as of December 31, 2008 of which 10,000 shares were granted on November 17, 2004 and 10,000 shares were granted on May 13, 2005 with each grant vesting equally on the first three anniversaries of the date of grant.

(4)	Mr. Groth had 20,000 options outstanding as of December 31, 2008 of which 10,000 shares were granted on November 17, 2004 and 10,000 shares were granted on May 13, 2005 with each grant vesting equally on the first three anniversaries of the date of grant.

(5)	Mr. Whitehead had 20,000 options outstanding as of December 31, 2008 of which 10,000 shares were granted on November 17, 2004 and 10,000 shares were granted on May 13, 2005 with each grant vesting equally on the first three anniversaries of the date of grant.

(6)	Mr. Philp had 20,000 options outstanding as of December 31, 2008 of which 10,000 shares were granted on February 14, 2005 and 10,000 shares were granted on May 13, 2005 with each grant vesting equally on the first three anniversaries of the date of grant.

(7)	Each director received a fully vested stock award of 3,000 shares of Common Stock on May 7, 2008. The closing price of the Common Stock on May 7, 2008 was $4.54.
Cash Compensation
     Annual Retainer. We pay an annual retainer of $40,000 to each independent director and $10,000 to the each independent director who chairs the Audit Committee, the Compensation Committee or the Executive

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Committee and $5,000 to each independent director who chairs the Nominating and Corporate Governance Committee or the Strategic Review Committee. The larger retainer paid to the chairs person of the Audit, Compensation and Executive Committees is to compensate for the increased responsibility levels and preparation time required for these roles.
     Attendance Fee & Expenses. We pay a fee of $2,500 per meeting to each independent director who attends a Board meeting in person. Each independent director who chairs a committee receives $2,000 for each meeting of a committee of the Board attended in person. Finally, each other independent director who serves on a committee receives $1,000 for each meeting of a committee of the Board attended in person. With respect to telephonic meetings, including regular meetings attended telephonically, we pay compensation at one-half the amount of regular Board and committee meetings. We also reimburse our independent directors for all out of pocket business expenses incurred while traveling to and from the Board and committee meetings.
Equity-Based Compensation
     Each independent director who joined the Board prior to the 2006 Annual Meeting of the Stockholders received a grant of an option to purchase 10,000 shares of Common Stock at an exercise price equal to the then-current fair market value upon becoming a member of the Board. Each independent director also received an annual grant of an option to purchase 10,000 shares of Common Stock of the Company at an exercise price equal to the then-current fair market value on the first business day following each annual meeting of the stockholders of the Company under the 2004 Stock Option Plan (the “2004 Plan”). Each option vests cumulatively at a rate of 33.33% on each of the first three anniversaries of the date of the grant. Upon re-election to the Board in 2006, all independent directors

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waived their annual grant of an option following the 2006 annual meeting. The 2004 Plan was replaced in 2007 and no further grants have been made pursuant to the 2004 Plan.
     Under the 2007 Stock Incentive Plan (the “2007 Plan”) which was approved by the stockholders at the 2007 Annual Meeting and supersedes the 2004 Plan, each independent director who is reelected at an Annual Meeting and has served as a director for at least six months prior to such meeting receives an automatic annual grant of a restricted stock award for 3,000 shares of Common Stock.
COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION
     The goal of our executive compensation program is the same as our goal for operating the company: to create long-term value for our stockholders. Our objective is to reward the executive officers for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with the company for long and productive careers. All of our compensation elements fulfill one or more of our performance, alignment and retention objectives. These elements consist of base salary, a cash bonus program that includes a non-equity incentive component, and equity incentive compensation.
     The following discussion sets forth our compensation objectives, the various elements of compensation and the amounts of compensation paid to our Chief Executive Officer, or CEO, Chief Financial Officer, or CFO and our three most highly compensated officers (not including the CEO and the CFO), collectively, the named executive officers.
OBJECTIVES OF OUR COMPENSATION PROGRAM
     The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating individual performance and retaining our key employees. To achieve this goal, the compensation of our named executive officers is linked to the Company’s financial performance and to each officer’s performance in contributing to the Company’s success.
     Performance. The amount of compensation paid to each named executive officer is determined in part by his management experience and individual performance achievement. Key elements of compensation in addition to base salary include:
•	a discretionary cash bonus program that is primarily based on an assessment of individual performance, but also may include an assessment of the Company’s financial performance during the year;

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
•	a discretionary non-equity incentive program that measures Company performance against pre-determined quantitative financial performance goals for the Company (i.e., after-tax return on equity for 2008); and

•	equity incentive compensation in the form of stock awards, the value of which is contingent upon the performance of the Company’s share price and which is subject to vesting schedules that require continued service with the company.
     Base salaries, individual bonuses and non-equity incentives are designed to retain management, reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Equity incentive compensation is designed to reward long term achievement. During the first three full fiscal years of the Company’s operation, three of our current executive officers had guaranteed cash bonuses equal to 25% of their base salaries and had guaranteed 5% salary increases under their employment agreements. Both such guarantees expired on December 31, 2007 and all bonuses and base salary increases for officers are now discretionary and set by the Compensation Committee.
     Alignment. We seek to align the interests of the named executive officers with those of our investors by evaluating executive performance both on individual performance and by linking our non-equity incentive program to after-tax return on equity, or ROE, which we believe to be a key component of stockholder value. In addition, we believe that Company performance should be the predominant basis for cash compensation beyond base salaries. Accordingly, for 2008, individual cash bonuses for the named executive officers were limited to 25% of salaries

18	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
unless the Company’s after-tax ROE was 10% or above and in any case the individual performance portion could not exceed 33 1/3%.
     Key elements of compensation that align the interests of the named executives with stockholders include:
•	equity incentive compensation, because the value of the grants or awards are based on Company stock price;

•	a cash bonus and non-equity incentive structure that is substantially determined by Company performance based on after-tax ROE; and

•	stock ownership and holding requirements, which require our senior executives to accumulate and hold Company stock. See “Stock Ownership/Retention Guidelines” below.
     Retention. We believe that retaining our named executive officers is essential for the Company’s long term performance. We also recognize that each of our executive officers has significant experience and proven management ability and are therefore presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity. Key elements of compensation that require continued service to receive any, or maximum, payout include the vesting terms on elements of equity incentive compensation, including stock options and stock awards.
COMPENSATION POLICIES
     We believe that this mix of short-term (salary, individual bonuses and non-equity incentives) and long-term compensation (equity based compensation) in addition to providing the above performance, alignment and retention goals also serve to balance our Company’s short-term and long-term financial goals. We also recognize that as a named executive’s level of responsibility increases a greater portion of the total compensation should be leveraged with stock and other performance incentives. Our Compensation Committee reviews executive compensation arrangements at least annually in light of market competitiveness, and to ensure that the Company meets its objective of providing executive pay packages with appropriate incentives.
     Benchmarking. During 2008 the Compensation Committee, pursuant to its charter, retained Frederic W. Cook & Co. to provide compensation recommendations for 2008 by benchmarking and analyzing comparable insurance companies. In reviewing base salaries and other compensation for our named executive officers, we review the compensation information for our peer group of companies, even though the Company’s lines of business are not replicated at any of the companies in our peer group. The companies considered to be peers for compensation benchmarking purposes, in alphabetical order were 21st Century Holding Co., AmCOMP Incorporated, American Physicians Capital, Inc., Amerisafe, Inc., Baldwin & Lyons, Inc., Darwin Professional Underwriters, Inc., First Mercury Financial Corporation, Gainsco, Inc., Hallmark Financial Serviecs, Inc., Meadowbrook Insurance Group, Inc., Mercer Insurance Group Inc., National Interstate Corporation, North Pointe Holdings Corp., NYMagic, Inc.,

2009 Proxy Statement	19
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
ProCentury Corp., SCPIE Holdings Inc., Seabright Insurance Holdings, Inc., Tower Group, Inc. The criteria benchmarked include revenue, net income, market capitalization, revenue growth, total stockholder return and return on equity. In evaluating executive compensation for the named executive officers, we consider the relative performance of the Company to others in its peer group and also take into account the operating histories of the peer companies and our Company.
     Role of Executives in Establishing Compensation. For more information regarding the role of executives in establishing compensation, please see Corporate Governance Principles and Related Matters beginning on page [7].
     Stock Ownership/Retention Guidelines. The board of directors approved amended stock ownership guidelines for our executive officers and non-employee directors in November 2008. The guidelines are intended to further align the interests and actions of the executive officers and non-employee directors with the interests of the Company’s stockholders. The CEO and CFO are expected to hold an amount of Common Stock equal to the lesser of (a) fifty percent of all vested grants of equity

20	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
awards to the executive officer after March 2007, net of applicable taxes, or (b) an amount of Common Stock with a market value equal to two times his or her base salary. All other executive officers are expected to hold an amount of common stock equal to the lesser of (a) fifty percent of all vested grants of equity awards to the executive officer after March 2007, net of applicable taxes, or (b) an amount of Common Stock with a market value equal to one times his or her base salary. The non-employee directors are expected to hold an amount of common stock equal to the lesser of (a) fifty percent of all vested grants of equity awards to the director after March 2007, net of applicable taxes, or (b) an amount of Common Stock with a market value equal to two times his or her annual retainer.
EVALUATION OF PROGRAM ACHIEVEMENT
     We evaluate whether our compensation program achieves its goals in a number of ways. First, we review whether our pay packages have achieved the result of retaining talented executives. Second, we evaluate our success in attracting new executives to our company. Since beginning our operations we have been successful in filling, either internally or externally, new positions as they are created. Third, we review compensation packages in relation to our financial performance and goal of creating long-term value for our stockholders. We believe that current levels of compensation are commensurate with the Company’s performance and this goal.
THE ELEMENTS OF OUR COMPENSATION PROGRAM
     The primary components of the Company’s executive compensation program are (a) base salaries and annual base salary increases, (b) discretionary annual cash bonuses based upon individual performance, but which may include an assessment of the Company’s financial performance during the year, (c) a discretionary non-equity incentive program that measures Company performance against pre-determined quantitative financial performance goals for the Company (i.e., after-tax ROE for 2008) and (d) equity-based compensation.
     Our executive compensation program is intended to provide our named executive officers with overall levels of compensation that are competitive within the insurance industry, as well as within a broader spectrum of companies of comparable size and complexity. During 2008, three of our five named executive officers, the Company’s CEO, CFO, and Chief Claims Officer, or CCO, had employment agreements. These agreements, which supersede existing employment agreements executed in November 2004, contractually set 2008 base salary for these executive officers and provide that any base salary increases and bonuses shall be at the discretion of the Compensation Committee.
     Below is a discussion of the types of compensation we pay our executive officers.
     Base Salaries and Base Salary Increases. In setting base pay for named executive officers and in determining base salary increases, the Compensation Committee reviews the following quantitative and qualitative factors: company performance (including performance relative to comparable companies), market conditions, the executive’s individual performance and scope of responsibility, competitive market pay information and practices, internal equity and recommendation from the Company’s CEO for each of the other executive officers.
     In the second quarter of 2008, the Compensation Committee approved new employment agreements for the CEO, CFO and CCO to replace their initial employment agreements, which had an initial employment period ending December 31, 2007, but with yearly automatic extensions (subject to three month notices) until December 31, 2010. The new employment agreements with our CEO and CFO provide for terms ending on December 31, 2009, with automatic one-year extensions unless notice is given 15 months in advance. Since no notices were given on October 1, 2008, the agreement terms were extended to December 31, 2010. Unlike the prior agreements, the current employment agreements do not provide for severance payments to either officer in the event of non-extension of the

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Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
employment terms. Our CCO’s new employment agreement provided for full-time employment for Mr. Ferguson during 2008 and part-time employment during 2009 until his retirement at year-end.
     The new employment agreements incorporate longer non-compete provisions (generally one to two years) in the event that an executive leaves the employ of the Company. The non-compete term could have been as little as three months under the prior employment agreements. In addition, as of January 1, 2010, potential severance payments in the event of termination are reduced from 225% of base salary to 150% of base salary and, in the case of a change in control, from three times base salary to two times base salary.
     The officers’ base salaries were set in these agreements equal to their base salaries as of January 1, 2008, which had been set by the Compensation Committee. The Compensation Committee may, at its discretion, provide for an annual raise but may not decrease the base salary of these three officers below the amount initially established in the agreements.
     Cash Bonuses. Discretionary cash bonuses and non-equity incentive payments are determined based on metrics set forth in the officer bonus program adopted by our Board during the first quarter of each year. The officer bonus program adopted in 2008, or the 2008 Officers Bonus Program, rewards the executive officers for both their individual achievement as well as their contribution to the overall success of the Company, as measured by the Company’s ROE. Although the 2008 Officers Bonus Program has set parameters, all bonuses, whether based upon

22	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
individual or Company performance, are entirely discretionary and may or may not be paid, based on whether any or all of the applicable individual performance goals or Company performance parameters are met. The 2008 Officers Bonus Program provides that each named executive officer could achieve up to a combined total of 100% of such named executive officer’s base salary. This amount would be comprised of an individual based bonus of up to 33% of such named executive’s base salary correlating to such named executive officer’s individual achievement and a non-equity incentive payment of up to 67% of such named executive officer’s base salary, based upon the Company’s after-tax ROE in 2008. If after-tax ROE is less than 10%, then the maximum individual-based bonus that a named executive officer would be eligible for would be 25%.
     For the discretionary individual based bonus, the Compensation Committee takes into consideration individual achievement as well as such individual’s contribution to the overall goals and performance of the Company. The CEO provides his assessment of each of the other named executive officer’s performance and achievement to the Compensation Committee for their use in determining the appropriate individual performance bonus. The named executive officers establish individual performance goals annually, and the Compensation Committee reviews and approves such performance goals for the Chief Executive Officer and other named executive officers. Annual performance goals serve both to motivate executives as well as to increase stockholder returns by focusing executive performance on the attainment of those annual goals identified as having a positive impact on the Company’s business results.
     For the non-equity incentive portion of the officers bonus program, the Compensation Committee considers, when establishing the after-tax ROE target amounts the current market conditions, industry peer ROE data, prior year performance and expectations for the Company’s upcoming year of operations. Company ROE goals are established by the Compensation Committee with input from the Chief Executive Officer.
     For 2008, the Company’s ROE is calculated by dividing the after-tax net income earned by the Company in 2008 by its beginning equity of approximately $131 million at January 1, 2008. The following table sets forth the ROE targets and the maximum performance bonus to be provided. The percentage for each named executive officer was the same.

	2008 After-Tax ROE
	8%	9%	10%	11%	12%	13%	14%	15%	16%	17%	18%
Maximum Performance Bonus	0%	4%	8%	14%	20%	30%	40%	50%	50%	60%	67%
     The officer bonus program for 2009 approved by the Compensation Committee, or the 2009 Officer Bonus Program, was established using the same considerations as the 2008 Officer Bonus Program. The 2009 Officer Bonus Program provides that each named executive officer could achieve up to a combined total of 100% of such named executive officer’s base salary. This amount would be comprised of an individual based bonus of up to 25% of such named executive officer’s base salary correlating to such named executive officer’s individual achievement

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Specialty Underwriters’ Alliance, Inc.

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and a non-equity incentive portion of up to 75% of such named executive officer’s base salary, based upon the Company’s after-tax ROE for 2009.
     Long-term Incentives. Each of our named executive officers received a significant award of stock options in connection with the Company’s initial public offering, or IPO, in 2004 or upon their date of hire if they joined the Company subsequent to the IPO. These awards vested over a period of three years. Each of these prior awards, made pursuant to our 2004 Stock Option Plan, or the 2004 Plan, fully vested on or before December 31, 2008. Other than awards to executives who were hired in 2005 or 2006, the Company did not grant any additional stock options during this time based on the limited pool of shares that were remaining and given the significant grants made as part of the IPO.
     In 2007, the Compensation Committee, with the assistance of Frederick W. Cook & Co., devised a new equity compensation plan in order to give the Compensation Committee more flexibility in tying executive compensation to the creation of stockholder value. The 2007 Stock Incentive Plan, or the 2007 Plan, was approved by the Board and subsequently approved by our stockholders. Because of new accounting pronouncements which went into effect in 2006 relating to stock options, the Compensation Committee revised their award strategy to focus on awards of restricted stock units.
     Our Compensation Committee determines in its sole discretion, subject to the terms and conditions of the incentive plan, the size of a particular award based upon its subjective assessment of an individual’s performance,

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Specialty Underwriters’ Alliance, Inc.

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responsibility and functions and how this performance may have contributed, or is expected to contribute, to the Company’s performance. We believe awards pursuant to our incentive plan, combined with our stock ownership guidelines, align the interests of management with those of the Company’s stockholders by emphasizing long-term stock ownership and increases in stockholder value. The purpose of the incentive plan is to encourage executives and others to acquire a larger proprietary interest in the Company, thereby further stimulating their active interest in the development and financial success of the Company.
     While the 2007 Plan was approved by stockholders in May of 2007 the Compensation Committee decided not to grant stock awards in 2007 since these awards had not been included in the Company’s budget for 2007 and the Company was still amortizing expenses from stock option grants made to officers in 2004. The Compensation Committee made its initial grants to executive officers under the 2007 Plan in April of 2008. Since there had been no equity grants (stock options or stock awards) to executive officers since 2004, the initial grants in April 2008 were somewhat larger than expected later grants. In light of this, the Compensation Committee decided to provide for five year vesting for most grants rather than the four year vesting schedule expected generally to be used for grants under the 2007 Plan
SUMMARY COMPENSATION TABLE

						Non-Equity
						Incentive	All Other
				Stock	Option	Plan Comp-	Comp-
Name and		Salary	Bonus	Awards	Awards	ensation	ensation	Total
Principal Position	Year	($)	($)	($)	($)(1)	($)	($)	($)
Courtney C. Smith (2)	2008	$463,000	$80,000	$72,669	$—	$—	$9,200	$624,869
President and Chief Executive Officer	2007	441,000	110,250	—	272,117	—	9,000	832,367
	2006	420,000	105,000	—	309,417	—	8,523	842,940

Peter E. Jokiel (2)	2008	405,000	70,000	50,868	—	—	9,200	535,068
Executive VP and Chief Financial Officer	2007	385,900	96,475	—	194,779	—	9,000	686,154
	2006	367,500	91,875	—	221,478	—	8,800	689,653

Scott W. Goodreau (3)	2008	290,000	58,000	16,956	—	—	78,500	443,456
Senior VP, General Counsel, and Secretary	2007	275,700	60,000	—	35,514	—	69,879	441,093
	2006	262,500	30,000	—	43,793	—	13,800	350,093

Barry G. Cordeiro (4)	2008	290,000	50,000	21,580	47,576	—	9,200	418,356
Senior VP and Chief Information Officer	2007	275,700	60,000	—	36,218	—	9,000	380,918
	2006	262,500	30,000	—	36,218	—	8,800	337,518

Gary J. Ferguson (2)	2008	290,000	43,000	29,067	—	—	9,200	371,267
Senior VP and Chief Claims Officer	2007	275,700	68,925	—	78,415	—	9,000	432,040
	2006	262,500	65,625	—	89,163	—	8,800	426,088

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Specialty Underwriters’ Alliance, Inc.

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(1)	Based on grant date fair value of options which vested in 2008, 2007 and 2006, respectively, using the binomial lattice option pricing model under FAS 123R. See Note 7 to the financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for more information regarding the assumptions used to calculate grant date fair value.

(2)	The bonus amount for 2007 and 2006 was set pursuant to employment agreement at 25% of annual base salary. All Other Compensation reflects the Company’s matching contributions to the employees’ 401(k) plan.

(3)	All Other Compensation reflects the Company’s matching contributions to the employee’s 401(k) plan as well as $69,300, $60,879 and $5,000 in 2008, 2007 and 2006, respectively, for reimbursement for professional education. Mr. Goodreau was promoted to Senior Vice President in February of 2007.

(4)	All Other Compensation reflects the Company’s matching contributions to the employees’ 401(k) plan. Mr. Cordeiro was promoted to Senior Vice President in February of 2007.
COMPENSATION PAID IN 2008
     Throughout 2008, the Compensation Committee reviewed the compensation being paid to the named executive officers, including the individual components of each person’s total pay package. The committee determined that aggregate compensation paid to each named executive officer was appropriate in light of the Company’s overall performance and the individual performance of each such officer. The Compensation Committee recognized the efforts made by our senior management in building the Company’s infrastructure and in maintaining underwriting, claims, investment and expense discipline.
     Based on the Compensation Committee’s review of the factors set forth in section “Base Salaries and Base Salary Increases” above, each of the named executive officers received a 5% base salary increase effective

26	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
January 1, 2008. These increases were approved after receiving input from our compensation consultant regarding salary trends and after input from our CEO and other independent directors not on the Compensation Committee. For 2009, after reviewing Company performance during 2008 and receiving similar input, the Compensation Committee determined that there should be no increases in executive salaries for 2009. In addition, the Compensation Committee did not make any non-equity cash incentive payments to officers relating to 2008 as our after-tax ROE was approximately 5.7%, which was below the 8% minimum. Individual-based bonuses and equity incentive compensation for 2008 for our named executive officers are discussed individually below.
     In 2008, Courtney Smith, our Chief Executive Officer, received a salary of $463,000, which represented a 5% increase in his base salary from 2007, an discretionary individual bonus of $80,000, which was paid in 2009, no non-equity incentive payments and a grant of 60,000 restricted stock units, which vest in equal installments on each of the five subsequent grant date anniversaries. Mr. Smith also received $9,200 in matching contributions by the Company to his 401(k) plan.
     In 2008, Peter Jokiel, our Chief Financial Officer, received a salary of $405,000, which represented a 5% increase in his base salary from 2007, an discretionary individual bonus of $70,000, which was paid in 2009, no non-equity incentive payments and a grant of 42,000 restricted stock units, which vest in equal installments on each of the five subsequent grant date anniversaries. Mr. Jokiel also received $9,200 in matching contributions by the Company to his 401(k) plan.
     In 2008, Scott Goodreau, our General Counsel, received a salary of $290,000 which represented a 5% increase in his base salary from 2007, an individual discretionary individual bonus of $58,000, which was paid in 2009, no non-equity incentive payments and a grant of 24,000 restricted stock units, which vest in equal installments on each of the five subsequent grant date anniversaries. Mr. Goodreau also received $9,200 in matching contributions by the Company to his 401(k) plan and $69,300 in reimbursement for professional education.
     In 2008, Barry Cordeiro, our Chief Information Officer, received a salary of $290,000, which represented a 5% increase in his base salary from 2007, an discretionary individual bonus of $50,000, which was paid in 2009, no non-equity incentive payments and a grant of 24,000 restricted stock units, which vest in equal installments on each of the five subsequent grant date anniversaries. Mr. Cordeiro also received $9,200 in matching contributions by the Company to his 401(k) plan.
     In 2008, Gary Ferguson, our Chief Claims Officer, received a salary of $290,000, which represented a 5% increase in his base salary from 2007, an discretionary individual bonus of $43,000, which was paid in 2009, no non-equity incentive payments and a grant of 24,000 restricted stock units, which vest in equal installments on each of the five subsequent grant date anniversaries. Mr. Ferguson also received $9,200 in matching contributions by the Company to his 401(k) plan.
     The Compensation Committee reviewed each executive’s duties, history with the Company and compensation history in establishing particular individual levels of stock grants and received input from the Company’s CEO and

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Specialty Underwriters’ Alliance, Inc.

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other independent directors not on the Compensation Committee. The determination to make no non-equity cash incentive payments was made after reviewing the Company’s after-tax ROE for 2008. Determinations regarding 2008 individual discretionary bonuses (other than the CEO) were made with input from the Company’s CEO and other independent directors not on the Compensation Committee regarding individual performance and after reviewing the Company’s financial performance in 2008 and receiving input from the Compensation Committee’s advisor regarding compensation trends at similar companies relative to 2008 bonuses and setting 2009 objectives for non-equity cash incentives. The determination regarding the CEO’s bonus was made with similar input from our compensation advisor and with input from all independent directors of the Company.
POLICY REGARDING RECOVERY OF CERTAIN PAYMENTS AND AWARDS
     The Company believes that it is in the best interests of its stockholders to have a policy regarding recovery of awards and payments made to executive officers under certain circumstances. In general, those circumstances would involve certain types of misconduct or in connection with certain restatements of our financial statements. Therefore, it is our policy that, subject to applicable law, the Company should attempt to recover from any executive officer some or all of any bonus, incentive payment, equity award or other compensation that had been awarded or received by such executive officer if the Board, or a committee thereof, determines that such compensation was based on any financial results or operating metrics that were satisfied as a result of such executive officer’s knowing or intentional fraudulent or illegal conduct. In determining whether to recover a payment or award, and whether such recovery should be in whole or in part, the Board, or a committee thereof, shall take into account such

28	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
considerations as it deems appropriate, including whether the assertion of a claim may violate applicable law or prejudice the interests of the Company in any related proceeding or investigation. The Board, or a committee thereof, has sole discretion in determining whether an executive officer’s conduct has or has not met any particular standard of conduct under law or Company policy.
     In addition, following a restatement of the Company’s financial statements, the Company is required to recover any compensation received by the Company’s Chief Executive Officer and Chief Financial Officer that is required to be recovered by Section 304 of the Sarbanes-Oxley Act of 2002.
IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION
     In formulating and implementing its compensation policies, the Company continually reviews the actual or potential effects of governmental and other regulation, weighing the costs and benefits of a particular form of compensation in light of such regulation. For example, during 2006 we adopted FAS 123R under which we recognize compensation expense for stock options. Our stockholders approved a new equity incentive plan, the 2007 Stock Incentive Plan, at our 2007 annual meeting. We believe the plan provides more flexibility and will provide us with additional forms of long term equity incentives, some of which may allow for different amounts and timing of expense to the Company.
     The Internal Revenue Code of 1986, as amended, prohibits publicly held corporations such as the Company from deducting compensation in excess of $1,000,000 per individual, other than performance-based compensation. Based on the current levels of executive officer compensation, we have not been affected by this restriction. Our Compensation Committee continually evaluates maximizing the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate our executive officers.
     In addition, Section 280G of the Internal Revenue Code provides that if an officer, stockholder or highly compensated individual receives a payment which is in the nature of compensation and which is contingent upon a change in control of the employer, and such payment equals or exceeds three times his or her “base amount” (as defined in Section 280G), then any amount received in excess of the base amount shall be considered an “excess parachute payment.” Under certain circumstances, in addition to any income tax which would otherwise be owed in connection with such payment, the individual will be subject to an excise tax equal to 20% of such excess payment, and the Company will not be entitled to any tax deduction to which it would have been entitled with respect to such excess parachute payment.
     The Compensation Committee continues to monitor the implementation of the rules and regulations pursuant to Section 409A of the Internal Revenue Code, which, among other things, could cause certain types of deferred payments to be subject to additional taxes and penalties. While the Company believes that its current employment arrangements and agreements do not give rise to any negative consequences under Section 409A, the Company has structured its employment agreements to reduce or eliminate any adverse effects of Section 409A.

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POST TERMINATION COMPENSATION
     Each of the Company’s named executive officers is a party to either an employment agreement or a change of control agreement. The following definitions apply to both forms of agreement:
     “Cause” means that the executive: (1) has committed an act constituting a misdemeanor involving moral turpitude or a felony under the laws of the United States or any state or political subdivision thereof; (2) has committed an act constituting a breach of fiduciary duty, gross negligence or willful misconduct; (3) has engaged in conduct that violated our then-existing material internal policies or procedures and which is detrimental to the business, reputation, character or standing of the Company or any of its affiliates; (4) has committed an act of fraud, self dealing, conflict of interest, dishonesty or misrepresentation; or (5) in the case of the employment agreements, has materially breached his obligations as set forth in his employment agreement or in the case of the change of control agreement, has materially breach the duties of his employment; provided, however, that the Company must provide the executive with notice specifying the nature of the breach or behavior, and, if the breach or behavior is pursuant to (2), (3) or (5) above, the executive will have ten days to correct the breach or behavior.
     “Good Reason” will apply if the executive sends the Company, within 90 days of the initial existence of the event or circumstances that constitute good reason, written notice setting forth the alleged good reason and after a 60-day cure period there continues to be: (1) a material adverse change in the executive’s title, position or

30	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
responsibilities; and/or (2) in the case of the employment agreement, a material breach by the Company of any material provision of the employment agreement or in the case of the change of control agreements, a material reduction of the employee’s base salary.
     “Change in Control” is defined as:
•	any person or group of persons acquires direct or indirect beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the then outstanding securities of the Company;

•	a merger or consolidation with any other corporation, other than a merger or consolidation that would result in all or substantially all of the holders of the Company’s voting securities immediately prior thereto continuing to hold at least 50% of the combined voting power of the Company’s outstanding voting securities or the surviving entity immediately after such merger or consolidation;

•	the Company’s Board approves a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of its assets, other than any such sale or disposition where all or substantially all of the holders of the Company’s voting securities immediately prior thereto continue to hold at least 50% of the combined voting power of the outstanding voting securities of the acquiror or transferee entity immediately after such sale or disposition; or

•	individuals, who are currently directors cease, for any reason to constitute a majority of directors; provided, however, that if the appointment or election (or nomination for election) of any new director was approved or recommended by a majority vote of the current Board, the new director(s) will be considered a member of the current Board, unless the new director’s initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of an entity other than the current Board.
EMPLOYMENT AGREEMENTS
     The Company’s CEO, Courtney Smith, its CFO, Peter Jokiel and its CCO, Gary Ferguson, each a named executive officer, has an employment agreement that contains post-termination provisions as part of those agreements.
     Each employment agreement provides that in the event of termination due to (1) termination for cause by the Company, (2) resignation by the executive, or (3) disability or death, the executive will be entitled to receive: (a) earned but unpaid base salary and any earned and unpaid bonus, each prorated through the effective date of termination; (b) any unreimbursed business expenses or other amounts due as of the termination date; and (c) all payments, rights and benefits due as of the termination date under the terms of the Company’s employee and fringe benefit plans, practices, programs and arrangements. These entitlements are referred to within the employment agreements as the “accrued rights.”

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     Further, each agreement (other than Mr. Ferguson) provides that in the event of termination by (1) the Company without cause, or (2) the executive for good reason, the executive will be entitled to receive, in addition to the accrued rights, a lump sum payment of an amount equal to 225% of the annual amount of the executive’s base salary if such termination occurs on or before December 31, 2009, or 150% of the executive’s base salary if the termination occurs after December 31, 2009. Upon a termination due to (1) termination without cause by the Company, or (2) by Mr. Ferguson for good reason, Mr. Ferguson will be entitled to receive, in addition to the accrued rights, 150% of his base salary if the termination occurs on or before December 31, 2009.
     If an officer with an employment agreement (other than Mr. Ferguson) is terminated by the Company without cause, or by the executive with good reason, within 24 months of a change in control, then the officer will be entitled to receive, in addition to the accrued rights, 300% of the officer’s base salary if the termination occurs on or before December 31, 2009, or 200% of the officer’s base salary if the termination occurs after December 31, 2009. Upon a termination within 24 months of a change in control, Mr. Ferguson will be entitled to receive, in addition to the accrued rights, 200% of his base salary if the termination occurs on or before December 31, 2009. Moreover, upon a termination due to a change in control, all stock options, restricted stock awards or other types of equity-based compensation then held by the executive which were not previously vested or exercised shall become fully vested and/or exercisable.

32	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
     Each employment agreement also provides that if employment is terminated by the executive other than for good reason, the executive has agreed not to compete with the Company for two years following the termination date; unless the executive gives the Company at least nine months notice of the resignation, in which case the executive has agreed not to compete with the Company for fifteen months following the termination date. If the employment is terminated by the Company for or without cause, or if employment is terminated by the executive for good reason, the executive has agreed not to compete for one year following the termination of his employment. If the employment is terminated due to a change in control, the executive has agreed not to compete for two years.
CHANGE IN CONTROL AGREEMENTS
     The Company’s Chief Information Officer, Barry Cordeiro, and its General Counsel, Scott Goodreau, each a named executives officer, entered into change in control agreements in 2008. Upon a termination by the Company without cause, or by the executive with good reason, within 24 months of a change in control, the executive will be entitled to receive 200% of his respective base salary. Upon a termination due to a change in control, all stock options, restricted stock awards or other types of equity-based compensation then held by the executive which were not previously vested or exercised shall become fully vested and/or exercisable. The change in control agreements also provide that if the employment of Messrs. Cordeiro or Goodreau is terminated as a result of a change in control, each will not compete with the Company for a period of one year.
     Notwithstanding the preceding, if these benefits and payments, either alone or together with other benefits and payments that the executive has the right to receive either directly or indirectly from the Company or any of our affiliates, would constitute an excess parachute payment, or excess payment, under Section 280G of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, the executive hereby agrees that these benefits and payments will be reduced (but not below zero) by the amount necessary to prevent any such benefits and payments, to the executive from constituting an excess payment, as determined by our independent auditor.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
     In the event of termination due to (1) termination for cause by us, (2) resignation by the executive, or (3) disability or death, as of December 31, 2008, each of the named executive officers under employment agreement would receive a lump sum payment of the following: Courtney C. Smith, $33,834; Peter E. Jokiel, $40,500; and Gary J. Ferguson, $52,423, which represents earned but unpaid wages and vacation time. The Company’s 2008 Officer Bonus Program was entirely at the discretion of the Compensation Committee and therefore is not earned ratably during the year, therefore these amounts do not include any previously earned but unpaid bonus.
     In the event of termination by (1) us without cause, or (2) the executive for good reason, as of December 31, 2008, each of the named executive officers under employment agreements would receive a lump sum payment of the following: Courtney C. Smith, $1,075,585; Peter E. Jokiel, $951,750; and Gary J, Ferguson, $487,423. After December 31, 2009 the above payments to Mr. Smith and Mr. Jokiel would be reduced to 150% of their current base salaries plus any accrued rights.

2009 Proxy Statement	33
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
     Finally, if the executive’s employment is terminated by us, other than due to the executive’s death or disability or cause, or by the executive for good reason, in either case, upon or within twenty-four months following a “change in control,” then, as of December 31, 2008, each of the named executive officers under employment agreements would receive a lump sum payment of the following: Courtney C. Smith, $1,580,635; Peter E. Jokiel, $1,365,960; and Gary J. Ferguson, $695,543. After December 31, 2009 the above payments to Mr. Smith and Mr. Jokiel would be reduced to 200% of their current base salaries plus any accrued rights. Each of the named executive officers without employment agreements would receive a lump sum payment of the following: Barry G. Cordeiro, $660,408 and Scott W. Goodreau, $674,908. These amounts include the value of restricted stock units granted during 2008, which according to the terms of the employment and change in control agreements of the named executive officers, immediately vest upon a termination due to a change in control, but does not include the value of stock options which would immediately vest and become exercisable as of December 31, 2008 using its intrinsic value, as this amount would be $0 for the named executive officers. The Company’s 2008 Officer Bonus Program was entirely at the discretion of the Compensation Committee and therefore is not earned ratably during the year, therefore these amounts do not include any previously earned but unpaid bonus.

34	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
AWARDS
     In 2008, the Compensation Committee awarded restricted stock awards pursuant to the 2007 Plan. None of the named executive officers exercised any of their outstanding stock options in 2007.
EQUITY COMPENSATION PLAN INFORMATION
     The 2004 Plan was cancelled upon the adoption and approval of the 2007 Plan. No more options may be granted pursuant to the 2004 Plan. As of December 31, 2008, under the 2004 Plan, there were 718,066 options outstanding, of which 708,066 were exercisable and 10,000 have not yet vested. There were no shares available for grant under the 2004 Plan. 800,000 shares of Common Stock were authorized for grant pursuant to the 2007 Plan. Any outstanding options or awards, whether granted under the 2004 Plan or the 2007 Plan, which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards under the 2007 Plan. The maximum number of shares of Common Stock that may be the subject of grants to any individual during any calendar year shall not exceed 500,000. The 2004 Plan and the 2007 Plan provide that the term of any option may not exceed ten years.
     In addition, the 2007 Plan provides that on the first business day following each annual meeting of stockholders (and on the date on which a non-employee director first becomes a member of our Board, if appointed before the first annual meeting of the stockholders), each non-employee director will receive an automatic restricted stock award for 3,000 shares of Common Stock that shall be immediately vested.
     The table below contains information about the Company’s compensation plans as of December 31, 2008 under which equity securities of the Company are authorized for issuance.

Number of securities remaining
	Number of securities to be	Weighted-average	available for future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected in
	warrants and rights(#)	warrants and rights($)	column (a))(#)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	718,066	$9.32	535,650
Equity compensation plans not approved by security holders	—	—	—

Total	718,066	$9.32	535,650

2009 Proxy Statement	35
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
     The following equity awards were outstanding for the named executive officers as of December 31, 2008.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards			Stock Awards
				Equity Incentive	Equity Incentive
	Number of			Plan Awards:	Plan Awards:
	Securities			Number of	Market or Payout
	Underlying			Unearned Shares,	Value of Unearned
	Unexercised	Option		Units or Other	Shares, Units or
	Options	Exercise		Rights That Have	Other Rights that
	(#)	Price	Option	Not Vested	Have Not Vested
Name	Exercisable (1)	($)	Expiration Date	(#)	($) (2)
Courtney C. Smith	190,000	$9.50	11/17/2014	60,000	$157,800
President and Chief Executive Officer

Peter E. Jokiel	136,000	9.50	11/17/2014	42,000	110,460
Executive VP and Chief Financial Officer

Barry G. Cordeiro	30,000	10.02	9/9/2015	24,000	63,120
Senior VP and Chief Information Officer

Scott W. Goodreau	30,000	9.50	11/17/2014	24,000	63,120
Senior VP, General Counsel and Secretary

Gary J. Ferguson	64,000	9.50	11/17/2014	24,000	63,120
Senior VP and Chief Claims Officer

(1)	Each of these options vest in equal annual installments over the three-year period following the date of grant. Options awarded to Messrs. Smith, Jokiel, Ferguson and Goodreau were granted on 11/17/2004, and options awarded to Mr. Cordeiro were granted on 9/9/2005.

(2)	The closing price on 12/31/2008 was $2.63.
     An increase in the number of shares issuable under the plan or a change in the class of persons to whom options may be granted may be made by the Board or the Compensation Committee, but is subject to the approval of the stockholders within one year of such amendment.

36	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
     The Company made the following grants of plan based awards during 2008.
GRANTS OF PLAN-BASED AWARDS

		All Other Stock
		Awards: Number of	Grant Date Fair
		Shares of Stocks or	Value of Stock
		Units	and Option
Name	Grant Date	(#)	Awards
Courtney C. Smith	4/4/2008	60,000	$4.71
President and Chief Executive Officer

Peter E. Jokiel	4/4/2008	42,000	4.71
Executive VP and Chief Financial Officer

Gary J. Ferguson	4/4/2008	24,000	4.71
Senior VP and Chief Claims Officer

Barry Cordeiro	4/4/2008	24,000	4.71
Senior VP and Chief Information Officer

Scott W. Goodreau	4/4/2008	24,000	4.71
Senior VP, General Counsel and Secretary
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS
     Our stockholders who wish to communicate with the Board or any individual director can write to:
Scott Goodreau
Senior Vice President, General Counsel,
Administration & Corporate Relations
Specialty Underwriters’ Alliance, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606
     Your letter should indicate that you are a stockholder of the Company. Depending on the subject matter of your inquiry, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a stockholder related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
     At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to any requesting director.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
     The following table provides information as of March ___, 2009, with respect to ownership of Common Stock by (i) each beneficial owner of five percent or more of the Company’s Common Stock known to the Company, (ii) each of the Company’s most highly compensated executive officers in fiscal 2008, (iii) each director of the Company and (iv) all directors and executive officers as a group. Except as otherwise noted, each person named below has sole

2009 Proxy Statement	37
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
investment and voting power with respect to the securities shown. Also, unless otherwise indicated, the business address for each person below is 222 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606.

	Number of Shares		Percent of Stock
Name and Address	Beneficially Owned		Outstanding
Heartland Advisors, Inc.	1,926,300	(1)	13.34%
Hallmark Financial Services, Inc.	1,429,615	(2)	9.90%
Aegis Financial Corporation	1,421,838	(3)	9.85%
North Run Capital, LP	1,327,300	(4)	9.19%
The Philip Stephenson Revocable Living Trust	954,167	(5)	6.61%
Wellington Management Company, LLP	772,102	(6)	5.35%
Renaissance Technologies, LLC	770,400	(7)	5.34%
Whitebox Advisors, LLC	759,996	(8)	5.26%
Peter E. Jokiel	247,542	(9)	1.70%
Courtney C. Smith	226,481	(10)	1.55%
Gary J. Ferguson	89,640	(11)	*
Barry G. Cordeiro	77,710	(12)	*
Scott W. Goodreau	42,100	(13)	*
Robert E. Dean	28,500	(14)	*
Robert H. Whitehead	28,000	(15)	*
Russell E. Zimmermann	27,500	(16)	*
Raymond C. Groth	27,000	(17)	*
Paul A. Philp	27,000	(18)	*
All executive officers and directors as a group	884,013	(19)	5.86%

(1)	This information is based upon a Schedule 13G/A filing with the SEC dated February 11, 2009 made by Heartland Advisors, Inc., setting forth information as of December 31, 2008 and includes shares which may be deemed to be beneficially held by William J. Nasgovitz. The address for Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI, 53202. Of the aggregate amount beneficially owned, the reporting persons have shared voting power as to 1,848,800 shares and shared dispositive power as to all shares reported.

(2)	This information is based upon a Schedule 13D/A filing with the SEC dated January 16, 2009 made by Hallmark Financial Services, Inc., setting forth information as of December 31, 2008 and includes shares which may be deemed to be beneficially held by American Hallmark Insurance Company of Texas, Hallmark Specialty Insurance Company, C. Gregory Peters, Mark E. Pape and Robert M. Fishman. The address for Hallmark Financial Services, Inc. is 777 Main Street, Suite 1000, Fort Worth, TX 76102.

(3)	This information is based upon a Schedule 13G filing with the SEC dated February 12, 2009 made by Aegis Financial Corporation, setting forth information as of December 31, 2008 and includes shares which may be deemed to be beneficially held by Scott L. Barbee. The address for Aegis Financial Corporation is 1100 North Glebe Road, Suite 1040, Arlington, VA, 22201.

(4)	This information is based upon a Schedule 13G/A filing with the SEC dated February 17, 2009 made by North Run Capital, LP setting forth information as of December 31, 2008 and represents shares held by North Run Master Fund, LP (“NRM Fund”), for which North Run Capital, LP is the investment manager. North Run Advisors, LLC is the general partner of North Run Capital, LP and of North Run GP, LP which is the special general partner of NRM Fund. Todd B. Hammer and Thomas B. Ellis are the sole members of North Run Advisors, LLC. Mr. Hammer, Mr. Ellis, North Run Capital, LP, North Run GP, LP and North Run Advisors, LLC have shared voting and dispositive power with respect to the shares and, as sole members of North Run Advisors, LLC, Messrs Hammer and Ellis may direct the vote and disposition of such shares. The address of North Run Capital, LP is One International Place, Suite 2401, Boston, MA 02110.

38	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009

(5)	This information is based upon a Schedule 13D/A filing with the SEC dated November 28, 2008 made by The Philip Stephenson Revocable Living Trust, and includes shares which may be deemed to be held by George Philip Stephenson. The address of The Philip Stephenson Revocable Living Trust is 99 Canal Center Plaza, Suite 420, Alexandria, VA 22314.

(6)	This information is based upon a Schedule 13G filing with the SEC dated February 17, 2009 made by Wellington Management Company, LLP, setting forth information as of December 31, 2008. The address for Wellington Management Company, LLP is 75 State Street, Boston MA 02109.

(7)	This information is based upon a Schedule 13G filing with the SEC dated February 13, 2009 made by Renaissance Technologies, LLC, setting forth information as of December 31, 2008 and include shares that may be deemed to be beneficially held James H. Simons. The address for Renaissance Technologies, LLC is 800 Third Avenue, New York, New York 10022.

(8)	This information is based upon a Schedule 13G filing with the SEC dated February 17, 2009 made by Whitebox Advisors, LLC, setting forth information as of December 31, 2008 and include shares that may be deemed to be beneficially held by Whitebox Combined Advisors, LLC, Whitebox Combined Partners, L.P., Whitebox Combined Fund, L.P., Whitebox Combined Fund, Ltd., Whitebox Intermarket Advisors, LLC, Whitebox Intermarket Partners, L.P., Whitebox Intermarket Fund, L.P., and Whitebox Intermarket Fund, Ltd. The address for Whitebox Advisors, LLC is 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416.

(9)	Peter E. Jokiel is our Executive Vice President, Chief Financial Officer and Director. The number of shares beneficially owned includes 136,000 shares issuable upon exercise of options that are currently exercisable and 8,400 shares of restricted stock which vest within 60 days of March 20, 2009.

(10)	Courtney C. Smith is our President, Chief Executive Officer and Chairman of the Board of Directors. The number of shares beneficially owned includes 190,000 shares issuable upon exercise of options that are currently exercisable and 12,000 shares of restricted stock which vest within 60 days of March 20, 2009.

(11)	Gary J. Ferguson is a Senior Vice President and Chief Claims Officer. The number of shares beneficially owned includes 64,000 shares issuable upon exercise of options that are currently exercisable and 4,800 shares of restricted stock which vest within 60 days of March 20, 2009.

(12)	Barry G. Cordeiro a Senior Vice President and Chief Information Officer. The number of shares beneficially owned includes 30,000 shares issuable upon exercise of options that are currently exercisable and 4,800 shares of restricted stock which vest within 60 days of March 20, 2009.

(13)	Scott W. Goodreau is a Senior Vice President, General Counsel, Administration & Corporate Relations and Secretary. The number of shares beneficially owned includes 30,000 shares issuable upon exercise of options that are currently exercisable and 4,800 shares of restricted stock which vest within 60 days of March 20, 2009.

(14)	Robert E. Dean is a Director. The number of shares beneficially owned includes 8,500 shares held in living trust as to which Mr. Dean has shared voting and dispositive power with his wife. Also includes 20,000 shares issuable upon exercise of options that are currently exercisable.

(15)	Robert H. Whitehead is a Director. The number of shares beneficially owned includes 20,000 shares issuable upon exercise of options that are currently exercisable.

(16)	Russell E. Zimmermann is a Director. The number of shares beneficially owned includes 20,000 shares issuable upon exercise of options that are currently exercisable.

(17)	Raymond C. Groth is a Director. The number of shares beneficially owned includes 20,000 shares issuable upon exercise of options that are currently exercisable.

(18)	Paul A. Philp is a Director. The number of shares beneficially owned includes 20,000 shares issuable upon exercise of options that are currently exercisable.

(19)	The total shares beneficially owned by all executive officers and directors as a group (13 people) includes 594,400 shares issuable upon exercise of options that are currently exercisable and 44,340 shares of restricted stock which vest within 60 days of March 20, 2009. The only executive officers of the Company included in this total but not otherwise shown on this table are Daniel A. Cacchione, Senior Vice President and Chief Underwriting Officer; Scott K. Charbonneau, Vice President and Chief Actuary; and Daniel J. Rohan, Vice President and Controller. Mr. Cacchione beneficially owned 13,000 shares, which includes 10,000 shares issuable upon exercise of options that are currently exercisable and 2,500 shares of restricted stock which vest within 60 days of March 20, 2009. Mr. Charbonneau beneficially owned 29,940 shares, which includes 20,000 shares issuable upon exercise of options that are currently exercisable and 3,840 shares of restricted stock which vest within 60 days of March 20, 2009. Mr. Rohan beneficially owned 19,600 shares, which includes 14,400 shares issuable upon exercise of options that are currently exercisable and 3,200 shares of restricted stock which vest within 60 days of March 20, 2009.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     We have adopted written policies and procedures with respect to the approval of related person transactions. Pursuant to this policy, subject to certain exceptions, the Nominating and Corporate Governance Committee of our Board of Directors must approve any interested transaction between the Company and any related person (as defined in the applicable SEC rules). Our policy defines an “interested transaction” as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
•	the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year,

•	the Company is a participant, and

•	any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

2009 Proxy Statement	39
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
     In determining whether to approve an interested transaction, the Nominating and Corporate Governance Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. If an interested transaction will be ongoing, the Nominating and Corporate Governance Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person. Thereafter, the Nominating and Corporate Governance Committee, on at least an annual basis, reviews and assesses ongoing relationships with the related person to see that they are in compliance with the guidelines and that the interested transaction remains appropriate.
     Our policy deems the following types of transactions to be pre-approved by the Nominating and Corporate Governance Committee:
•	employment agreements with executive officers that meet certain criteria,

•	director compensation that meet certain criteria,

•	any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $50,000, or 2 percent of that company’s total annual revenues,

•	transactions where all stockholders receive proportional benefits, and

•	transactions involving competitive bids.
     In addition, our policy requires that our General Counsel institute and maintain specific procedures, including but not limited to the use of questionnaires, to ensure that the Company maintains records of related persons and interested transactions so that all related person interested transactions that are required to be disclosed in our filings with the Securities and Exchange Commission are disclosed in accordance with all applicable laws, rules and regulations.
     Since the beginning of 2008, there have been no transactions in excess of $120,000 between the Company and a related person in which the related person had a direct or indirect material interest.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Under the U.S. securities laws, the Company’s officers, directors and holders of more than 10% of its Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Due dates for those reports are specified by those laws, and the Company is required to disclose in this document any failure in the past year to file by the required due dates. Based solely on written representations of its directors, officers and holders of more than 10% of the Company’s Common Stock and on copies of reports that have been filed with the Securities and Exchange Commission, the Company believes all directors, officers and holders of more than 10% of the Company’s Common Stock complied with all filing requirements applicable to them with respect to transactions in its Common Stock during 2008, except as described below.
     On May 4, 2008, each of the Company’s executive officers, including Courtney C. Smith, Peter E. Jokiel, Gary J. Ferguson, Barry G. Cordeiro, Scott W. Goodreau, Daniel A. Cacchione, Scott K. Charbonneau and Daniel J. Rohan, were granted restricted stock units. Due to an inadvertent error by the Company, the corresponding Form 4 statements were not filed with the Securities and Exchange Commission within the proscribed time period. Upon discovery of the error, the Company immediately filed Form 4 statements on behalf of each executive officer with the Securities and Exchange Commission on May 27 and May 28, 2008.
LEGAL PROCEEDINGS
     We are not currently involved in any litigation other than routine litigation arising in the ordinary course of business that is either expected to be covered by liability insurance or to have no material impact on our financial position and results of operations. None of the directors or officers of the Company is an adverse party to us in these routine litigation matters.

40	2009 Proxy Statement
Specialty Underwriters’ Alliance, Inc.

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 19, 2009
OTHER BUSINESS
     At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

/s/ Courtney C. Smith
Chairman of the Board

Dated: April [ ], 2009

Your vote is important. Please sign, date and return
your WHITE proxy card today.

2009 Proxy Statement	41
Specialty Underwriters’ Alliance, Inc.

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
2009 ANNUAL MEETNG OF STOCKHOLDERS — MAY 5, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Specialty Underwriters’ Alliance, Inc., a Delaware corporation, hereby appoints Courtney C. Smith, Peter E. Jokiel, and Scott W. Goodreau and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. CST on May 5, 2009 at 222 South Riverside Plaza, 19th Floor, in the Lake County Room, Chicago, IL 60606 and at any adjournment or postponement thereof (the “Meeting”), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The notice and Proxy Statement and Annual Report are available at www.suainsurance.com.

•	How to request a copy of materials for this Annual Meeting or future stockholder meetings:

	1.	By Internet - www.suainsurance.com

	2.	By telephone - (312) 277-1600

	3.	By email - InvestorRelations@suainsurance.com

•	To obtain directions to the Annual Meeting, please contact Investor Relations at (312) 277-1600.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF SPECIALTY UNDERWRITERS’ ALLIANCE, INC. May 5, 2009 Please date, sign and mail your proxy card in the envelope provided as soon as possible. — Please detach along perforated line and mail in the envelope provided. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3 W PROPOSED BY THE COMPANY. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 7 FOR AGAIN 1. To elect the 7 nominees (Robert E. Dean, Raymond C. Groth, 2. To ratify the appointment of Pricew aterhouseCoopers Peter E. Jokiel, Paul A. Philp, Courtney C. Smith, Robert H. LLP as independent auditors for the fiscal year ending Whitehead and Russell E. Zimmermann) as Directors of the December 31, 2009. Company: Withhold Authority 3. With discretionary authority upon such other matters For All ominees For All Nominees as may properly come before the Meeting. For All Except (See instructions below ) THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE THE ELECTION OF ALL THE NOMINEES SET FORTH HEREIN, RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOO FOR AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER AS MAY PROPERLY COME BEFORE THE MEETING. IN ST R UC T ION : To withhold authority to vote for any individual nominee(s), mark “ F o r A ll Except” PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD P and write in the name(s) of each nominee for which you wish to withhold authority in USING THE ENCLOSED ENVELOPE. the space provided. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at left and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of StockholderDate Signature of StockholderDate Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by person.